UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                 ___________________________________

                                FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):

                            March 12, 2007


	              HARRIS & HARRIS GROUP, INC.
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              (Exact name of registrant as specified in its charter)



	New York	         0-11576	            13-3119827
(State or other jurisdiction   (Commission File         (I.R.S. Employer
of incorporation)                  Number)            Identification No.)



                             111 West 57th Street
	                   New York, New York  10019
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           (Address of principal executive offices and zip code)


  Registrant's telephone number, including area code: (212) 582-0900





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Item 5.02	Election of Directors



Election of New Board Member
----------------------------

On March 12, the Company's Board of Directors, upon recommendation by its Nominating Committee, elected Mr.
Richard P. Shanley to serve as a Director of the Company, effective March 12, 2007, until the 2007 Annual Meeting of
Shareholders.  In connection with the election of Mr.
Shanley, the Board increased the number of directors from 11 to 12, with Mr. Shanley filling the vacancy created thereby. Mr. Shanley was also named to the Audit
Committee, Valuation Committee and Independent Directors'
Committee. There is no arrangement or understanding between Mr. Shanley and any other person pursuant to which Mr. Shanley was selected as a director of the Company. Mr.
Shanley does not have any direct or indirect material interest in any existing or proposed transaction to which the Company is or may become a party.

From February 2001 to December 31, 2006, Mr. Shanley, age 59, was a partner of Deloitte & Touche LLP. From March 1976 to January 2001, he was a Partner ofhe was employed by Eisner LLP and was a partner from 1982 until 2001.
During his over 30 years of public accounting experience, he served as lead audit partner on numerous audit engagements for both public and private companies, including those requiring application of Sarbanes-Oxley
Section 404, as well as public stock offerings, primarily for biotech, pharmaceutical and high-tech companies, including companies enabled by nanotechnology. He has been actively involved on the Biotech Council of New Jersey, the New Jersey Technology Council, the New York Biotechnology Association, the Connecticut Venture Group, the Biotechnology Industry Organization and the NanoBusiness Alliance. He is an active member of the New York State Society of Certified Public Accountants and the American Institute of Certified Public Accountants. He is currently serving his third term on the New York State Society of CPA's Professional Ethics Committee. He is a licensed Certified Public Accountant in New Jersey and New York. He was graduated from Fordham University (B.S.) and Long
Island University (M.B.A. in Accounting).


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Item 9.	  Financial Statements and Exhibits

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.


Exhibit No.		     Description
-----------                  -----------

99	                     Press Release, dated March 13, 2007



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                     SIGNATURES


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	March 13, 2007		HARRIS & HARRIS GROUP, INC.



      				By: /s/ Charles E. Harris
				    ---------------------
				     	Charles E. Harris
					Chief Executive Officer

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                     EXHIBIT INDEX

Exhibit No.		      Description
-----------                   -----------

99	                      Press Release, dated March 13, 2007






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